EXHIBIT 10.10

Loan No. 526436:11

ASSIGNMENT OF
AGREEMENTS, PERMITS AND CONTRACTS

THIS ASSIGNMENT, given this 11th day of May, 2010, by INLAND DIVERSIFIED KISSIMMEE PLEASANT HILL, L.L.C., a Delaware limited liability company ("Borrower"), to JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, having its principal place of business at 197 Clarendon Street, C-3, Boston, Massachusetts 02116 ("Lender").

W I T N E S S E T H :

WHEREAS Borrower is the owner of the fee estate in the premises described in Exhibit A attached hereto (hereinafter referred to as the "Premises");

WHEREAS, the Lender has made a loan in the principal sum of Six Million Eight Hundred Thousand and 00/100 Dollars ($6,800,000.00) to Borrower (the "Loan");

WHEREAS the Loan is evidenced by a certain note in the principal sum of $6,800,000.00 given by Borrower to lender (the "Note") and is secured by that certain Mortgage, Assignment of Leases and Rents and Security Agreement and Fixture Filing, dated of even date herewith, in the principal sum of $6,800,000.00 covering the Premises (the "Mortgage") (said Note and Mortgage together with all other documents evidencing or securing the Loan being hereinafter collectively referred to as the "Loan Documents");

WHEREAS the Lender was unwilling to make the Loan to the Borrower unless the Borrower in the manner hereinafter set forth assigned to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Loan Documents on the part of the Borrower to be observed and performed, all of the Borrower’s right, title and interest in and to all permits, license agreements, operating contracts, licenses (including liquor licenses, to the extent assignable by Borrower), franchise agreements and all management, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by the Borrower with respect to the operation of the Premises, including without limitations those documents and agreements described in Exhibit B attached hereto and made a part hereof (collectively, the "Agreements");

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged,

EXHIBIT 10.10

Loan No. 526436:11

the Borrower hereby assigns to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Loan Documents on the part of the Borrower to be observed or performed, all of the Borrower’s right, title and interest in and to the Agreements.

The Borrower covenants and agrees that the Borrower will (a) fulfill and perform each and every term, covenant and provision of the Agreements to be fulfilled or performed by the Borrower thereunder, if any, (b) give prompt notice to the Lender of any notice received by the Borrower under any of the Agreements, together with a complete copy of any such notice, (c) enforce, short of termination thereof, the performance and observance of each and every term, covenant and provision of the Agreements to be performed or observed, if any and (d) not terminate any of the Agreements without the prior written consent of the Lender.

The Borrower hereby represents and warrants that as of the date hereof, there are no operating agreements, service agreements or other agreements to which Borrower is a party, and that there are no permits, licenses, or certificates required for the operation of the Mortgaged Property (as defined in the Mortgage), other than as set forth on Exhibit B attached hereto and all such agreements are in full force and effect with no defaults thereunder and all such agreements have been assigned to or are in the name of the Borrower.  Borrower hereby agrees that it shall constitute an Event of Default under the Mortgage if the representation or warranty set forth in the preceding sentence is false or inaccurate.

This Assignment is given as collateral security for the obligations of the Borrower to the Lender pursuant to the Loan Documents.

[Remainder of page intentionally left blank; signature page to follow]

EXHIBIT 10.10

Loan No. 526436:11

IN WITNESS WHEREOF, the Borrower has duly executed this instrument as of the day and year first above written.

BORROWER:

INLAND DIVERSIFIED KISSIMMEE PLEASANT HILL, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation

By: /s/ Barry L. Lazarus

Barry L. Lazarus

President

STATE OF ILLINOIS

)

) ss:

COUNTY OF DUPAGE

)

On this 7th day of May, 2010, before me personally came Barry L. Lazarus, President of Inland Diversified Real Estate Trust, Inc., a Maryland corporation, and in such capacity executed and acknowledged the above instrument on behalf of said entity. Such person X is personally known to me or ___ has produced _______________________________ as identification.

/s/ Michael A. Schlau

Notary Public, State of Illinois

Name:

Michael A. Schlau

Commission No:

My Commission Expires: 09/24/13

(Notary Seal)

Pleasant Hill Commons\Assignment of Agreements, Permits and Contracts

5/2006

Loan No. 526436:11

EXHIBIT A

Lot 2, PLEASANT HILL COMMONS, according to the plat recorded in Plat Book 21, Page 86, of the Public Records of Osceola County, Florida.

Together with access, parking, utility and stormwater easements for the benefit of the above described land as more particularly set forth in that certain Amended and Restated Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 3798, Page 1228, Public Records of Osceola County, Florida.

Being the same property conveyed to Inland Diversified Kissimmee Pleasant Hill, L.L.C., a Delaware limited liability company, by Special Warranty Deed recorded in OR Book 3954, Pages 1074-1078, Public Records of Osceola County, Florida.

A-1

Loan No. 526436:11

EXHIBIT B

Description of Certain Agreements,
Permits and Contracts

NONE

A-2